Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the annual report of Build-A-Bear Workshop, Inc. (the “Company”) on Form 10-K for the period ended January 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maxine Clark, Chairman of the Board and Chief Executive Bear of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Maxine Clark

Maxine Clark
Chairman of the Board and
Chief Executive Bear
Build-A-Bear Workshop, Inc.
Date: March 28, 2005